EXHIBIT 99.8

AMENDMENT TO INTERCREDITOR AGREEMENT

THIS AMENDMENT TO INTERCREDITOR AGREEMENT (this “Amendment”) is made as of June 16, 2009, by and among SOUTH TEXAS OIL COMPANY, a Nevada corporation (the “Company”), SOUTHERN TEXAS OIL COMPANY., a Texas corporation (“Southern Texas”), STO OPERATING COMPANY, a Texas corporation (“STO Operating”), STO PROPERTIES LLC, a Texas limited liability company (“STO Properties”), STO DRILLING COMPANY, a Texas corporation (“STO Drilling”; each of Company, Southern Texas, STO Operating, STO Properties, STO Drilling and each other Person (such term and each other capitalized term used but not defined herein shall have the meaning given to it in the Intercreditor Agreement described below) who guarantees, or grants a Lien on its assets to secure “Note Debt” and/or Convertible Debt is referred to individually as an “Obligor” and collectively as the “Obligors”), the Convertible Debt Creditors (as such term is amended hereby), the Buyers, and VIKING ASSET MANAGEMENT, LLC, a California limited liability company, in its capacity as collateral agent for itself and for the Buyers (including any successor agent, hereinafter, the “Collateral Agent”).

R E C I T A L S:

A.           The Company, The Longview Fund, L.P., a California limited partnership (“Longview”), and Longview Marquis Master Fund, L.P., a British Virgin Islands limited partnership (“Marquis”), entered into that certain Securities Purchase Agreement, dated as of April 1, 2008 (as amended, supplemented, restated or modified and in effect from time to time, the “April Purchase Agreement”), pursuant to which, among other things, (i) the Company issued to (a) Longview, among other things, senior secured notes in an aggregate original principal amount of $23,908,013.11 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Longview April Notes”), and (b) Marquis, among other things, senior secured notes in an aggregate original principal amount of $8,469,337.71 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Marquis April Notes”), and (ii) the Warrants (as defined therein) were amended and restated.

B.           Pursuant to that certain Securities Exchange Agreement dated as of February 20, 2009 between the Company and Longview and that certain Asset Purchase and Sale Agreement dated as of February 20, 2009 between the Company and Longview and certain of its affiliates, the Company issued to Longview approximately 1,600,000 shares of Series A Convertible Preferred Stock of the Company and sold certain assets of the Company to Longview in exchange for the surrender and cancellation of the Longview April Notes.

C.           The Company and each of the investors listed on the Schedule of Buyers attached thereto, including Marquis (the “Initial Bridge Buyers”) entered into a Securities Purchase Agreement, dated as of September 18, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Bridge Purchase Agreement” and, together with the April Purchase Agreement, the “Purchase Agreements”), pursuant to which, among other things, subject to the terms and conditions set forth therein, the Company sold, and the Initial Bridge Buyers purchased, senior secured notes in the aggregate original principal amount of $7,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Initial Bridge Notes”).

D.           Pursuant to that certain Assignment and Assumption Agreement, dated as of May 29, 2009, Marquis transferred to Summerview Marquis Fund, L.P. (“Summerview”; and together with Marquis as the holder of the Marquis April Notes and the Initial Bridge Buyers, the “Buyers”), among other things, a portion of the Marquis April Notes in the principal amount of $2,252,994.73 (the “Summerview Transferred April Notes”) and a portion of the Initial Bridge Notes in the principal amount of $1,759,556.47 (the “Summerview Transferred Bridge Notes”), with the remainder of the Marquis April Notes in the principal amount of $6,710,038.53 (the “Marquis Remaining April Notes”; and together with the Summerview Transferred April Notes and any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “April Notes”), and the remainder of the Initial Bridge Notes held by Marquis in the principal amount of $5,240,433.53 (the “Marquis Remaining Bridge Notes”; and together with the Summerview Transferred Bridge Notes, all other Initial Bridge Notes and any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Bridge Notes”; the Bridge Notes and the April Notes, hereinafter, collectively the “Notes”) continuing to be held by Marquis.

E.           The Company entered into a Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time as permitted hereunder, the “First Convertible Debt Purchase Agreement”), by and among the Company and certain investors party hereto as “First Convertible Debt Creditors” pursuant to which, among other things, subject to the terms and conditions set forth therein and in the Intercreditor Agreement (as defined below), the Company sold, and the First Convertible Debt Creditors purchased, secured convertible notes in the aggregate original principal amount of up to $480,000 (such notes, together with any promissory notes or other securities issued in addition to such notes pursuant to the First Convertible Debt Purchase Agreement or in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time as permitted hereunder, the “First Convertible Notes”) and warrants to purchase shares of common stock of the Company.

F.           The Company desires to enter into a Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time as permitted hereunder, the “Second Convertible Debt Purchase Agreement”; and collectively with the First Convertible Debt Purchase Agreement, the “Convertible Debt Purchase Agreement”), by and among the Company and certain investors party hereto as “Second Convertible Debt Creditors” pursuant to which, among other things, subject to the terms and conditions set forth therein and in the Intercreditor Agreement, the Company will sell, and the Second Convertible Debt Creditors will purchase, secured convertible notes in the aggregate original principal amount of up to $75,000 (such notes, together with any promissory notes or other securities issued in addition to such notes pursuant to the Second Convertible Debt Purchase Agreement or in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time as permitted hereunder, the “Second Convertible Notes”; and together with the First Convertible Notes, the “Convertible Notes”) and warrants to purchase shares of common stock of the Company.

G.           The Convertible Debt Creditors, Obligors, Buyers and the Collateral Agent are parties to that certain Intercreditor Agreement dated as of June 10, 2009 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Intercreditor Agreement”), pursuant to which the Convertible Debt Creditors agreed, among other things, that the Convertible Debt (as defined therein) is and shall be subordinated to the prior payment and performance in full of the Note Debt (as defined therein) upon the terms and subject to the conditions therein set forth.

H.           Concurrently herewith, Obligors and Buyers are entering into that certain June 2009 Waiver and Amendment Agreement dated as of the date hereof (the “June 2009 Waiver”), pursuant to which Marquis will agree to amend certain provision of the Notes and waive any and all violations or breaches of the Note Documents to the extent that any such violation or breach is the direct result of the Obligors’ issuance of the Second Convertible Notes.

I.           As a condition precedent to the effectiveness of the June 2009 Waiver, the Collateral Agent and Buyers have required the execution, delivery and performance of this Amendment by Obligors and Convertible Debt Creditors pursuant to which certain provisions of the Intercreditor Agreement shall be amended.

NOW, THEREFORE, in order to induce the Collateral Agent and Buyers to enter into and deliver the June 2009 Waiver, and to perform their respective obligations thereunder, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:

1.           Definitions.  All capitalized terms used but not elsewhere defined herein shall have the respective meanings ascribed to such terms in the Intercreditor Agreement.

2.           Amendments.

(a)           The recitals of the Intercreditor Agreement are hereby amended and restated in their entirety to read as follows:

A.           The Company, The Longview Fund, L.P., a California limited partnership (“Longview”), and Longview Marquis Master Fund, L.P., a British Virgin Islands limited partnership (“Marquis”), entered into that certain Securities Purchase Agreement, dated as of April 1, 2008 (as amended, supplemented, restated or modified and in effect from time to time, the “April Purchase Agreement”), pursuant to which, among other things, (i) the Company issued to (a) Longview, among other things, senior secured notes in an aggregate original principal amount of $23,908,013.11 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Longview April Notes”), and (b) Marquis, among other things, senior secured notes in an aggregate original principal amount of $8,469,337.71 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Marquis April Notes”), and (ii) the Warrants (as defined therein) were amended and restated.

B.           Pursuant to that certain Securities Exchange Agreement dated as of February 20, 2009 between the Company and Longview and that certain Asset Purchase and Sale Agreement dated as of February 20, 2009 between the Company and Longview and certain of its affiliates, the Company issued to Longview approximately 1,600,000 shares of Series A Convertible Preferred Stock of the Company and sold certain assets of the Company to Longview in exchange for the surrender and cancellation of the Longview April Notes.

C.           The Company and each of the investors listed on the Schedule of Buyers attached thereto, including Marquis (the “Initial Bridge Buyers”) entered into a Securities Purchase Agreement, dated as of September 18, 2008 (as amended, restated, supplemented or otherwise modified and in effect from time to time, the “Bridge Purchase Agreement” and, together with the April Purchase Agreement, the “Purchase Agreements”), pursuant to which, among other things, subject to the terms and conditions set forth therein, the Company sold, and the Initial Bridge Buyers purchased, senior secured notes in the aggregate original principal amount of $7,000,000 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Initial Bridge Notes”).

D.           Pursuant to that certain Assignment and Assumption Agreement, dated as of May 29, 2009, Marquis transferred to Summerview Marquis Fund, L.P. (“Summerview”; and together with Marquis as the holder of the Marquis April Notes and the Initial Bridge Buyers, the “Buyers”), among other things, a portion of the Marquis April Notes in the principal amount of $2,252,994.73 (the “Summerview Transferred April Notes”) and a portion of the Initial Bridge Notes in the principal amount of $1,759,556.47 (the “Summerview Transferred Bridge Notes”), with the remainder of the Marquis April Notes in the principal amount of $6,710,038.53 (the “Marquis Remaining April Notes”; and together with the Summerview Transferred April Notes and any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “April Notes”), and the remainder of the Initial Bridge Notes held by Marquis in the principal amount of $5,240,433.53 (the “Marquis Remaining Bridge Notes”; and together with the Summerview Transferred Bridge Notes, all other Initial Bridge Notes and any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Bridge Notes”; the Bridge Notes and the April Notes, hereinafter, collectively the “Notes”) continuing to be held by Marquis.

E.           The Company entered into a Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time as permitted hereunder, the “First Convertible Debt Purchase Agreement”), by and among the Company and certain investors party to the Intercreditor Agreement Amendment as “First Convertible Debt Creditors” pursuant to which, among other things, subject to the terms and conditions set forth therein and in this Agreement, the Company sold, and the First Convertible Debt Creditors purchased, secured convertible notes in the aggregate original principal amount of up to $480,000 (such notes, together with any promissory notes or other securities issued in addition to such notes pursuant to the First Convertible Debt Purchase Agreement or in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time as permitted hereunder, the “First Convertible Notes”) and warrants to purchase shares of common stock of the Company.

F.           The Company entered into a Securities Purchase Agreement (as amended, restated, supplemented or otherwise modified and in effect from time to time as permitted hereunder, the “Second Convertible Debt Purchase Agreement”; and collectively with the First Convertible Debt Purchase Agreement, the “Convertible Debt Purchase Agreement”), by and among the Company and certain investors party to the Intercreditor Agreement Amendment as “Second Convertible Debt Creditors” pursuant to which, among other things, subject to the terms and conditions set forth therein and in this Agreement, the Company sold, and the Second Convertible Debt Creditors purchased, secured convertible notes in the aggregate original principal amount of up to $75,000 (such notes, together with any promissory notes or other securities issued in addition to such notes pursuant to the Second Convertible Debt Purchase Agreement or in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time as permitted hereunder, the “Second Convertible Notes”; and together with the First Convertible Notes, the “Convertible Notes”) and warrants to purchase shares of common stock of the Company.

NOW, THEREFORE, in reliance upon this Agreement, to induce the Buyers to consent to the execution by the Company of the Convertible Debt Purchase Agreement and the issuance of the Convertible Notes and to continue to extend the credit accommodations under the Purchase Agreements, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

(b)           Section 1 of the Intercreditor Agreement is hereby amended by inserting the following definitions in the proper alphabetical order:

First Convertible Debt shall mean all of the obligations and liabilities of Obligors to First Convertible Debt Creditors evidenced by the First Convertible Notes and all other amounts and other obligations and liabilities now or hereafter owed by Obligors to First Convertible Debt Creditors pursuant to the First Convertible Debt Documents.

First Convertible Debt Creditor shall mean each First Convertible Debt Creditor which is signatory to the Intercreditor Agreement Amendment as such and any other holder of a First Convertible Note or any other First Convertible Debt from time to time, together with each such Person’s successors and assigns.

First Convertible Debt Documents shall mean the First Convertible Notes, First Convertible Debt Purchase Agreement and all other documents and instruments evidencing, securing or pertaining to any portion of the First Convertible Debt, as amended, supplemented, restated or otherwise modified from time to time to the extent permitted hereunder.

Intercreditor Agreement Amendment shall mean that certain Amendment to Intercreditor Agreement dated as of June 16, 2009 among Obligors, Convertible Debt Creditors, Buyers and the Collateral Agent.

Second Convertible Debt shall mean all of the obligations and liabilities of Obligors to Second Convertible Debt Creditors evidenced by the Second Convertible Notes and all other amounts and other obligations and liabilities now or hereafter owed by Obligors to Second Convertible Debt Creditors pursuant to the Second Convertible Debt Documents.

Second Convertible Debt Creditor shall mean each Second Convertible Debt Creditor which is signatory to the Intercreditor Agreement Amendment as such and any other holder of a Second Convertible Note or any other Second Convertible Debt from time to time, together with each such Person’s successors and assigns.

Second Convertible Debt Documents shall mean the Second Convertible Notes, Second Convertible Debt Purchase Agreement and all other documents and instruments evidencing, securing or pertaining to any portion of the Second Convertible Debt, as amended, supplemented, restated or otherwise modified from time to time to the extent permitted hereunder.

(c)           Section 1 of the Intercreditor Agreement is hereby further amended by amending and restating the following definitions in their entirety to read as follows:

Convertible Debt shall mean all of the First Convertible Debt and the Second Convertible Debt.

Convertible Debt Creditor shall mean each First Convertible Debt Creditor and each Second Convertible Debt Creditor.

Convertible Debt Documents shall mean the First Convertible Debt Documents and the Second Convertible Debt Documents.

(d)           Section 2.5 of the Intercreditor Agreement is hereby amended by inserting a paragraph (d) at the end thereof to read as follows:

(d)           All payments to the Convertible Debt Creditors on account of the Convertible Debt shall be made pro rata among Convertible Debt Creditors based upon the aggregate unpaid principal amount of the Convertible Notes held by each Convertible Debt Creditor.  If any Convertible Debt Creditor obtains any payment with respect to any Convertible Note in excess of such Convertible Debt Creditor’s pro rata share of such payment obtained by all Convertible Debt Creditors, each such Convertible Debt Creditor agrees to distribute promptly to the other Convertible Debt Creditors cash in an amount as is necessary to cause such Convertible Debt Creditors to share the excess payment ratably among each of them in accordance with the terms of the immediately preceding sentence.

(e)           Section 15 of the Intercreditor Agreement is hereby amended and restated in its entirety to read as follows:

15.           Termination.  This Agreement (other than Sections 2.5(d), 14, 17 and 19 hereof, which shall terminate upon the indefeasible Payment in Full of the Convertible Debt) shall terminate upon the indefeasible Payment in Full of the Note Debt; provided, however, such provisions of this Agreement shall be reinstated if at any time any payment of any of the Note Debt is rescinded or must otherwise be returned by any holder of the Note Debt or any representative of such holder and the Note Debt, or portion thereof, intended to have been satisfied shall be deemed to be reinstated and outstanding as if such payment had not occurred.

(f)           The Schedule of Buyers attached to the Intercreditor Agreement is hereby deleted in its entirety and replaced with the Schedule of Buyers attached hereto as Exhibit A.

5.           Representations.

(a)           The Convertible Debt Creditors hereby represent and warrant to Collateral Agent and Buyers that no defaults or events of default exist under the Convertible Debt Documents.

(b)           The Convertible Debt Creditors hereby represent and warrant to Collateral Agent and Buyers, to their knowledge, all payments received by the Convertible Debt Creditors under the Convertible Debt Documents were permitted under the terms of the Intercreditor Agreement.

6.           Miscellaneous.

(a)           This Amendment shall inure to the benefit of the successors and assigns of the Note Parties and the Convertible Debt Creditors and shall be binding upon the successors and assigns of Obligors.

(b)           This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

(c)           This Amendment is subject to Section 17 of the Intercreditor Agreement.

[remainder of page intentionally left blank; signature page follows]

IN WITNESS WHEREOF, the each of the Convertible Debt Creditors have caused this Amendment to be executed as of the date first above written.

FIRST CONVERTIBLE DEBT CREDITORS:

_________________________________________

_________________________________________

_________________________________________

_________________________________________

_________________________________________

SECOND CONVERTIBLE DEBT CREDITORS:

_________________________________________
[_____________]

_________________________________________
[_____________]

_________________________________________
[_____________]

_________________________________________
[_____________]

_________________________________________
[_____________]

IN WITNESS WHEREOF, each Obligor has caused this Amendment to be executed as of the date first above written.

OBLIGORS:

SOUTH TEXAS OIL COMPANY,
a Nevada corporation

By:
Name:                      Michael J. Pawelek
Title:                      Chief Executive Officer

SOUTHERN TEXAS OIL COMPANY., a Texas corporation

By:
Name:                      Michael J. Pawelek
Title:                      Chief Executive Officer

STO OPERATING COMPANY, a Texas corporation

By:
Name:                      Wayne Psencik
Title:                      President

STO PROPERTIES LLC, a Texas limited liability company

By:
Name:                      Wayne Psencik
Title:                      President

STO DRILLING COMPANY, a Texas corporation

By:
Name:                      Michael J. Pawelek
Title:                      Chief Executive Officer

IN WITNESS WHEREOF, Collateral Agent and Buyers has caused this Amendment to be executed as of the date first above written.

COLLATERAL AGENT:

VIKING ASSET MANAGEMENT, LLC, a California limited liability company, in its capacity as Collateral Agent for the Buyers

By:
Name:                      S. Michael Rudolph
Title:                      Chief Financial Officer

BUYERS:

LONGVIEW MARQUIS MASTER FUND, L.P.

By:           Summerline Asset Management, LLC
Its:           Investment Advisor

By:
Name:                      Robert J. Brantman
Title:                      Co-Managing Member

SUMMERVIEW MARQUIS FUND, L.P.

By:           Summerline Asset Management, LLC
Its:           Investment Advisor

By:
Name:                      Robert J. Brantman
Title:                      Co-Managing Member

Exhibit A

Schedule of Buyers

See Attached